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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 31, 1998


                            STREAMLOGIC CORPORATION
             (Exact name of registrant as specified in its charter)




            DELAWARE                                            95-3093858
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                            identification number)


                        COMMISSION FILE NUMBER:  0-12046


                              8450 CENTRAL AVENUE
                            NEWARK, CALIFORNIA 94560
             (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (510) 608-4000

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ITEM 1.  CHANGES IN CONTROL OF THE REGISTRANT.

         Pursuant to Section 8.3.1 of the Modified Plan (as defined in Item 3 below) the business of the StreamLogic Corporation (the "Company") shall be managed by or under the direction of Michael O. Preletz, and other individuals as may be designated by Mr. Preletz, who shall maintain all operational control of the Company, including the appointment, compensation, employment and retention of the Company's senior management, until March 31, 2001. In addition, pursuant to Section 8.3.2 of the Modified Plan, Michael O. Preletz, and other individuals as may be designated by Mr. Preletz, shall be entitled to select, remove and replace three (3) of the five directors, at all times until March 31, 2001. Mr. Preletz joined the Company as Chief Executive Officer in April 1997, and continued to act as Chief Executive Officer during the bankruptcy proceedings.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On June 26, 1997, the Company filed a voluntary petition in the United States Bankruptcy Court for the Northern District of California, San Francisco Division ("Bankruptcy Court"), seeking protection under Chapter 11 of the United States Bankruptcy Code. On March 3, 1998, the Bankruptcy Court entered a confirmation order confirming and approving the Company's First Amended Plan of Reorganization dated January 15, 1998, including certain modifications thereto (the "Modified Plan"). The Modified Plan became effective on March 31, 1998. See Press Release dated April 1, 1998 attached as Exhibit 99.3.


ITEM 5.  OTHER EVENTS.

         Concurrent with this filing, the Company filed a Form 15 with the Securities and Exchange Commission to terminate the registration of the Company's Common Stock pursuant to Section 12g-4(a)(1)(i) of the Securities Exchange Act of 1934, as amended.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                                    Exhibits

99.1     Press Release dated April 1, 1998



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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STREAMLOGIC CORPORATION
                                        (Registrant)


Date:  April 9, 1998                    By  /s/ George Oliva
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                                                George Oliva
                                                Chief Financial Officer and
                                                Vice President of Finance
                                                and Administration



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                                 Exhibit Index

99.1     Press Release dated April 1, 1998.



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